EXHIBIT 1.3

                              NOTICE OF ALTERATION
                                    FORM 11

Date and Time:  September 14, 2005 09:19 AM Pacific Time

BRITISH      Ministry of Finance              Mailing Address:
COLUMBIA     Corporate and Personal           PO Box 9431 Stn Prov Govt
             Property Registries              Victoria BC V8W 9V3
             www.corporateonline.gov.bc.ca
                                              Location:
                                              2nd Floor - 940 Blanshard St.
                                              Victoria, BC
                                              250 356-8626
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                              NOTICE OF ALTERATION
                                    FORM 11
                            BUSINESS CORPORATIONS ACT
                                  Section 257

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   Filed Date and Time:         September 14, 2005 09:19 AM Pacific Time

   Alteration Date and Time:    Notice of Articles Altered on September 14,
                                2005  09:19 AM Pacific Time
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                              NOTICE OF ALTERATION


INCORPORATION NUMBER:                   NAME OF COMPANY:

C0709249                                BARADERO RESOURCES LIMITED


NAME RESERVATION NUMBER:                NAME RESERVED:

NR6170507                               CENTRASIA MINING CORP.

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ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

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CHANGE OF NAME OF COMPANY:

FROM:                                   TO:
Baradero Resources Limited              Centrasia Mining Corp.
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